SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                          GUM TECH INTERNATIONAL, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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
           GUM TECH INTERNATIONAL ANNOUNCES CORPORATE NAME CHANGE AND
                   CHANGE IN STATE OF INCORPORATION PROPOSAL

            SHAREHOLDERS TO VOTE ON CHANGES AT ANNUAL MEETING IN JUNE

PHOENIX, AZ, April 9, 2002/PRNewswire/ - Gum Tech International Inc., (Nasdaq:
GUMM) announced today, in conjunction with the Company's filing of its Preliminary Proxy Statement with the Securities and Exchange Commission, that it is asking shareholders to approve a proposal at its Annual Meeting to change the Company's name to Matrixx Initiatives, Inc. and to change the Company's state of incorporation from Utah to Delaware. The Annual Meeting currently is scheduled to be held on June 18, 2002 in Phoenix.

     "Changing the Company's name is the encompassing step that will represent definitively to our customers and our shareholders the significant operational and directional changes that Gum Tech has undergone in the last year," said Carl
J. Johnson, president and chief executive officer of Gum Tech. "Because we no longer manufacture functional chewing gums, we feel it is appropriate to adopt a new name that is better suited to our future endeavors. Matrixx means a `source or structure from which something else originates, develops or takes form,' which we feel represents well the changes the Company has gone through and the growth initiatives we will continue to pursue.

     "To achieve success and profitability, we understand that we will be continuously evolving to better serve our customers, vendors, and shareholders," Mr. Johnson continued. "In accordance with the definition of our new name, we expect our future products will be extensions of the intellectual property we currently own; and our goal of expanding distribution will reflect the knowledge and success gained from our current domestic distribution experience."

     Mr. Johnson also noted that by reincorporating in Delaware, the Company can benefit from a legal structure that management believes is more typical and better suited for a public company.

     If approved by the shareholders at the Annual Meeting, the name change and change of state of incorporation would become effective immediately after proper filings are made with state authorities, the SEC and the Nasdaq Stock Market. The Company has reserved with Nasdaq the trading symbol MTXX, which will become effective following completion of the name change.

     The Annual Meeting, scheduled for June 18, 2002 at 10:00 a.m. in Phoenix, Arizona, will be closed to the public. If you are not a shareholder as of April 19, 2002 but would like to attend the meeting, please contact William Hemelt, Chief Financial Officer, at 602-387-5353.

     Gum Tech International, Inc. is an innovative nutrient and drug delivery technology company engaged in the development, manufacture and marketing of delivery systems for

                                     (more)

GUM TECH/NAME CHANGE
PAGE 2


bioactive compounds. Gel Tech, LLC, its wholly-owned subsidiary, produces, markets and sells Zicam(R) Cold Remedy nasal gel, a patented, homeopathic remedy that significantly reduces the duration and severity of the common cold; and Zicam(R) Allergy Relief nasal gel, a homeopathic remedy designed to provide relief to allergy sufferers. In a study published in the October 2000 issue of the ENT - EAR, NOSE & THROAT JOURNAL, the Zicam Cold Remedy product was shown to reduce the duration of the common cold by an average of 75 percent when taken at the onset of symptoms.

     For additional information, please contact William Hemelt, chief financial officer, 602-387-5353, whemelt@gum-tech.com, or Susan Bryan, Investor Relations, at 602-870-4752, sbryan@cabestpractice.com. Gum Tech is located at 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

Gum Tech Forward Looking Statement Disclaimer:

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING FUTURE GROWTH INITIATIVES THE COMPANY INTENDS TO PURSUE AND BENEFITS TO THE COMPANY OF THE DELAWARE LEGAL STRUCTURE . THESE FORWARD-LOOKING STATEMENTS ARE BASED ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED OR QUANTIFIED AND ARE BEYOND THE COMPANY'S CONTROL. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING STATEMENTS. SOME FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS INCLUDE DIFFICULTIES AND DELAYS IN INTRODUCING, MANUFACTURING AND MARKETING THE COMPANY'S NEW PRODUCTS, LACK OF MARKET ACCEPTANCE FOR SUCH PRODUCTS, THE INTRODUCTION OF RIVAL PRODUCTS AND UNEXPECTED CHANGES IN DELAWARE LAW THAT MAKE DELAWARE AN UNATTRACTIVE STATE FOR PUBLIC COMPANIES. OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS ARE DESCRIBED IN THE COMPANY'S ANNUAL REPORTS ON FORM 10-K FILED PURSUANT TO THE SECURITIES AND EXCHANGE ACT OF 1934 IN THE SECTION ENTITLED "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" UNDER THE SUBHEADING "RISK FACTORS" FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                                      # # #

SHAREHOLDERS SHOULD READ THE COMPANY'S DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE SOMETIME AROUND APRIL 30, 2002. THE DEFINITIVE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL AND THE OTHER ITEMS OF BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY. THE PROXY STATEMENT WILL BE PROVIDED TO SHAREHOLDERS OF RECORD ON APRIL 19, 2002. WHEN IT BECOMES AVAILABLE, COPIES OF THE DEFINITIVE PROXY STATEMENT, AS WELL AS OTHER DOCUMENTS FILED BY THE COMPANY INCLUDING ITS ANNUAL REPORT ON FORM 10-K, CAN BE OBTAINED FOR FREE FROM THE SEC'S WEBSITE: www.sec.gov.